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Exhibit 10.2

FORM OF
THIRD AMENDMENT TO
CREDIT AGREEMENT
AND CONSENT OF GUARANTORS

        This THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT OF GUARANTORS (this "Amendment") is dated as of December 7, 2001, and entered into by and among FLEETWOOD ENTERPRISES, INC. ("Fleetwood"), FLEETWOOD HOLDINGS, INC. and its Subsidiaries listed on the signature pages hereof (collectively, "FMC"), FLEETWOOD RETAIL, INC. and its Subsidiaries listed on the signature pages hereof (collectively, "FRC"), the banks and other financial institutions signatory hereto that are parties as Lenders to the Credit Agreement referred to below (the "Lenders"), and BANK OF AMERICA, N.A., as administrative agent and collateral agent (in such capacity, the "Agent") for the Lenders.

Recitals

        Whereas, Fleetwood, the Borrowers, the Lenders, and the Agent have entered into that certain Credit Agreement dated as of July 27, 2001, as amended by that certain First Amendment to Credit Agreement and Consent of Guarantors dated as of December 4, 2001 and that certain Second Amendment to Credit Agreement and Security Agreement and Consent of Guarantors dated as of December 4, 2001(the "Credit Agreement"; capitalized terms used in this Amendment without definition shall have the meanings given such terms in the Credit Agreement); and

        Whereas, the Borrowers have requested amendments to the Credit Agreement to modify certain covenants in connection with the Subordinated Debt Exchange and the issuance of New Subordinated Debentures; and

        Whereas, the Lenders and the Agent are willing to agree to the amendments requested by the Loan Parties, on the terms and conditions set forth in this Amendment;

        Now Therefore, in consideration of the premises and the mutual agreements set forth herein, Fleetwood, the Borrowers, the Lenders, and the Agent agree as follows:

        1.    AMENDMENTS TO CREDIT AGREEMENT.    Subject to the conditions and upon the terms set forth in this Amendment and in reliance on the representations and warranties of Fleetwood and the Borrowers set forth in this Amendment, the Credit Agreement is hereby amended as follows:

          1.1        Amendments to Annex A to Credit Agreement (Definitions).    The definitions of "Fleetwood Trust", "Maximum PP&E Loan Amount" and "New Subordinated Debentures" in Annex A of the Credit Agreement are amended to read as follows:

            "Fleetwood Trust" means any or all (as the context requires) of Fleetwood Capital Trust, Fleetwood Capital Trust II and Fleetwood Capital Trust III, each a business trust organized under the laws of the State of Delaware, whose sole assets consist of the Subordinated Debt.

            "Maximum PP&E Loan Amount" means $30,000,000, reducing on the first day of each Fiscal Quarter commencing November 1, 2001 by an amount equal to $1,500,000, and as further reduced from time to time pursuant to Section 3.4(b) or (g).

            "New Subordinated Debentures" means up to $155,000,000 in aggregate principal amount of unsecured, convertible subordinated debentures issued by Fleetwood after the effective date of the Second Amendment, in accordance with Section 7.29 (b)

          1.2    Amendment to Section 3.4.    Subsection (g) is renumbered as subsection (h) and the following new subsection (g) is added:

            "(g) Immediately upon receipt by Fleetwood of the cash proceeds from issuance of any New Subordinated Debentures (the "Cash Proceeds"), Fleetwood shall contribute at least 50% of such Cash Proceeds (after reserving $30,000,000 for expenses and taxes payable in connection with the Subordinated Debt Exchange) to the FMC Borrowers, who shall immediately apply (x) the lesser of (i) 50% of such aggregate amount (rounded up to the nearest $1,000,000) and (ii) $24,000,000 to prepay the Term Loans until paid in full, and (y) the balance to the Revolving Loans. Cash Proceeds applied to the Revolving Loans shall not reduce the Revolving Credit Commitment, but the first $6,000,000 of such proceeds shall permanently reduce the Maximum PP&E Loan Amount. If the Subordinated Debt Exchange is not consummated by February 28, 2002, then Fleetwood shall contribute to the FMC Borrowers an amount equal to 43% of the Cash Proceeds (less $10,000,000 for expenses and less any amount contributed under the prior sentence) and the FMC Borrowers shall immediately apply (x) 50% of such aggregate amount (rounded up to the nearest $1,000,000) to prepay the Term Loans until paid in full, and (y) the balance to the Revolving Loans, but without reduction of the Revolving Credit Commitments. All prepayments of the Term Loans under this subsection (g) shall be applied to the installments of the Term Loans in inverse order of maturity."

          1.3    Amendment to Section 7.29.    Section 7.29 is deleted in its entirety and replaced with the following:

            "Subordinated Debt; Trust Securities. (a) Fleetwood will not, and will not permit any of its Subsidiaries to, (i) make any payments or prepayments with respect to the Subordinated Debt other than, so long as no Default or Event of Default has occurred and is continuing on the date of payment, both before and after giving effect to such payment, and so long as Fleetwood has not elected to defer payment in accordance with the Subordinated Debentures, payments of interest when due under the terms of the Subordinated Debentures (without acceleration) (provided, that payments permitted under this clause (i) shall not duplicate payments made under Section 7.10(a)(iii)) or (ii) amend, supplement or otherwise modify the terms of the Subordinated Debentures or any Guaranty thereof, or the Trust Securities or any Guaranty thereof or add any Guaranty of any other Credit Party; provided, however, that, on or before February 28, 2002, Fleetwood and the Fleetwood Trust may exchange (such exchange, the "Subordinated Debt Exchange") the Subordinated Debentures and the Trust Securities outstanding on the Closing Date for new Subordinated Debentures and Trust Securities if, together with any New Subordinated Debentures issued on or prior to the date of consummation of the Subordinated Debt Exchange (i) the transactions are not materially cash negative upon closing (taking into account taxes and transaction fees payable by Fleetwood on a pro forma basis), as determined by the Majority Lenders; (ii) the aggregate principal amount of the Subordinated Debt does not exceed $437,500,000; (iii) the amount of the aggregate annual payments with respect to the Subordinated Debt does not exceed one hundred eighty-five percent (185%) of the amount of the aggregate annual payments with respect to the Subordinated Debt on the Closing Date; (iv) the rate of interest for the Subordinated Debt does not exceed twelve percent (12%); (v) the ability of Fleetwood to defer cash payments on the Subordinated Debentures and of Fleetwood Trust to defer cash dividends on the Trust Securities is no less favorable (provided that the ability to make payments with the issuance of new securities shall be treated as deferral of cash payments for purposes of this clause (v)) and the subordination terms of the Subordinated Debentures and the Guaranty of the Trust Securities are no less favorable to the Lenders, (vi) other than as approved by the Majority Lenders in the August 29, 2001 letter with respect to the

    Subordinated Debt Exchange, all other terms and conditions of any Subordinated Debt and Trust Securities issued in the Subordinated Debt Exchange are acceptable to the Majority Lenders and (vii) the cash proceeds of the Subordinated Debt Exchange and the New Subordinated Debenture are applied as provided in Section 3.4(g) hereof."

            "(b) In addition to the Subordinated Debt Exchange, after the effective date of the Second Amendment, Fleetwood may issue New Subordinated Debentures if (i) the aggregate principal amount of the Subordinated Debt does not exceed $437,500,000, (ii) the amount of the aggregate annual payments with respect to the Subordinated Debt, after giving effect to such issuance, does not exceed one hundred eighty-five percent (185%) of the amount of the aggregate annual payments with respect to Subordinated Debt on the Closing Date; (iii) the rate of interest for the New Subordinated Debentures does not exceed twelve percent (12%); (iv) the ability of Fleetwood to defer cash payments on the New Subordinated Debentures and of Fleetwood Trust to defer payments on the Trust Securities is no less favorable than those contained in the Subordinated Debt on the Closing Date (provided, that the ability to make payments with the issuance of new securities shall be treated as deferral of cash payments for purposes of this clause (iv)) and the subordination terms of the New Subordinated Debentures and any related Trust Securities are no less favorable to the Lenders than those contained in the Subordinated Debt on the Closing Date, (v) other than as approved by the Majority Lenders in the August 29, 2001 letter with respect to the Subordinated Debt Exchange, all other terms of such New Subordinated Debentures and any related Trust Securities are acceptable to the Majority Lenders and (vi) the cash proceeds of the New Subordinated Debentures are applied as provided in Section 3.4(g) hereof. Fleetwood will not, and will not permit any of its Subsidiaries to, make any cash payments or prepayments with respect to the New Subordinated Debentures other than, so long as no Default or Event of Default has occurred and is continuing on the date of payment, both before and after giving effect to such payment, and so long as Fleetwood has not elected to defer payment in accordance with the New Subordinated Debentures, payments of interest when due under the terms of the New Subordinated Debentures (without acceleration); provided that payment under this sentence shall not duplicate payments made under Section 7.10(a)(iii)."

        2.    REPRESENTATIONS AND WARRANTIES OF FLEETWOOD AND THE BORROWERS.    In order to induce the Lenders and the Agent to enter into this Amendment, each of Fleetwood and each Borrower represents and warrants to each Lender, the Issuing Bank and the Agent that the following statements are true, correct and complete:

          2.1    Power and Authority.    Each of the Loan Parties has all corporate power and authority to enter into this Amendment and, as applicable, the Consent of Guarantors attached hereto (the "Consent"), and to carry out the transactions contemplated by, and to perform its obligations under or in respect of, the Credit Agreement.

          2.2    Corporate Action.    The execution and delivery of this Amendment and the Consent and the performance of the obligations of each Loan Party under or in respect of the Credit Agreement as amended hereby have been duly authorized by all necessary corporate action on the part of each of the Loan Parties.

          2.3    No Conflict or Violation or Required Consent or Approval.    The execution and delivery of this Amendment and the Consent and the performance of the obligations of each Credit Party under or in respect of the Credit Agreement as amended hereby do not and will not conflict with or violate (a) any provision of the governing documents of any Loan Party or any of its Subsidiaries, (b) any Requirement of Law, (c) any order, judgment or decree of any court or other governmental agency binding on any Loan Party or any of its Subsidiaries, or (d) any indenture, agreement or instrument to which any Loan Party or any of its Subsidiaries is a party or by which any Loan Party or any of its Subsidiaries, or any property of any of them, is bound, and do not and will not require any consent or approval of any Person.

          2.4    Execution, Delivery and Enforceability.    This Amendment and the Consent have been duly executed and delivered by each Loan Party which is a party thereto and are the legal, valid and binding obligations of such Loan Party, enforceable in accordance with their terms, except as enforceability may be affected by applicable bankruptcy, insolvency, and similar proceedings affecting the rights of creditors generally, and general principles of equity. The Agent's Liens in the Collateral continue to be valid, binding and enforceable first priority Liens which secure the Obligations.

          2.5    No Default or Event of Default.    No event has occurred and is continuing or will result from the execution and delivery of this Amendment or the Consent that would constitute a Default or an Event of Default.

          2.6    No Material Adverse Effect.    No event has occurred that has resulted, or could reasonably be expected to result, in a Material Adverse Effect.

          2.7    Representations and Warranties.    Each of the representations and warranties contained in the Loan Documents is and will be true and correct in all material respects on and as of the date hereof and as of the effective date of this Amendment, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date.

        3.    CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT.    This Amendment shall be effective only if and when signed by, and when counterparts hereof shall have been delivered to the Agent (by hand delivery, mail or telecopy) by, Fleetwood, the Borrowers and Majority Lenders and only if and when each of the following conditions is satisfied:

          3.1    Consent of Guarantors.    Each of the Guarantors shall have executed and delivered to the Agent the Consent.

          3.2    No Default or Event of Default; Accuracy of Representations and Warranties.    No Default or Event of Default shall exist and each of the representations and warranties made by the Loan Parties herein and in or pursuant to the Loan Documents shall be true and correct in all material respects as if made on and as of the date on which this Amendment becomes effective (except that any such representation or warranty that is expressly stated as being made only as of a specified earlier date shall be true and correct as of such earlier date), and the Borrowers shall have delivered to the Agent a certificate confirming such matters.

          3.3    Fees.    The Borrower shall have paid to the Agent the fees payable for the pro rata account of all Lenders as set forth in the fee letter of even date herewith.

          3.4    Other Documents.    The Agent shall have received such documents as the Agent may reasonably request in connection with this Amendment.

        4.    EFFECT OF AMENDMENT; RATIFICATION.    This Amendment is a Loan Document. From and after the date on which this Amendment becomes effective, all references in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. Except as expressly amended hereby or waived herein, the Credit Agreement and the other Loan Documents, including the Liens granted thereunder, shall remain in full force and effect, and all terms and provisions thereof are hereby ratified and confirmed. Each of Fleetwood and the Borrowers confirms that as amended hereby, each of the Loan Documents is in full force and effect, and that none of the Credit Parties has any defenses, setoffs or counterclaims to its Obligations.

        5.    APPLICABLE LAW.    THE VALIDITY, INTERPRETATIONS AND ENFORCEMENT OF THIS AMENDMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS AND DECISIONS OF THE STATE OF CALIFORNIA; PROVIDED THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

        6.            COMPLETE AGREEMENT.    This Amendment sets forth the complete agreement of the parties in respect of any amendment to any of the provisions of any Loan Document or any waiver thereof. The execution, delivery and effectiveness of this Amendment do not constitute a waiver of any Default or Event of Default, amend or modify any provision of any Loan Document except as expressly set forth herein or constitute a course of dealing or any other basis for altering the Obligations of any Loan Party.

        7.            CAPTIONS; COUNTERPARTS.    The catchlines and captions herein are intended solely for convenience of reference and shall not be used to interpret or construe the provisions hereof. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), all of which taken together shall constitute but one and the same instrument.

[signatures follow; remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Third Amendment to Credit Agreement and Security Agreement as of the date set forth above.

FMC BORROWERS	FLEETWOOD HOLDINGS INC.
FLEETWOOD HOMES OF ARIZONA, INC.
FLEETWOOD HOMES OF CALIFORNIA, INC.
FLEETWOOD HOMES OF FLORIDA, INC.
FLEETWOOD HOMES OF GEORGIA, INC.
FLEETWOOD HOMES OF IDAHO, INC.
FLEETWOOD HOMES OF INDIANA, INC.
FLEETWOOD HOMES OF KENTUCKY, INC.
FLEETWOOD HOMES OF NORTH CAROLINA, INC.
FLEETWOOD HOMES OF OREGON, INC.
FLEETWOOD HOMES OF PENNSYLVANIA, INC.
FLEETWOOD HOMES OF TENNESSEE, INC.
FLEETWOOD HOMES OF TEXAS, L.P.
By: FLEETWOOD GENERAL PARTNER
OF TEXAS, INC., its General Partner
FLEETWOOD HOMES OF VIRGINIA, INC.
FLEETWOOD HOMES OF WASHINGTON, INC.
FLEETWOOD MOTOR HOMES OF CALIFORNIA, INC.
FLEETWOOD MOTOR HOMES OF INDIANA, INC.
FLEETWOOD MOTOR HOMES OF PENNSYLVANIA, INC.
FLEETWOOD TRAVEL TRAILERS OF CALIFORNIA, INC.
FLEETWOOD TRAVEL TRAILERS OF INDIANA, INC.
FLEETWOOD TRAVEL TRAILERS OF KENTUCKY, INC.
FLEETWOOD TRAVEL TRAILERS OF MARYLAND, INC.
FLEETWOOD TRAVEL TRAILERS OF OHIO, INC.
FLEETWOOD TRAVEL TRAILERS OF OREGON, INC.
FLEETWOOD TRAVEL TRAILERS OF TEXAS, INC.
FLEETWOOD FOLDING TRAILERS, INC.
GOLD SHIELD, INC.
GOLD SHIELD OF INDIANA, INC.
HAUSER LAKE LUMBER OPERATION, INC.
CONTINENTAL LUMBER PRODUCTS, INC.
FLEETWOOD GENERAL PARTNER OF TEXAS, INC.
FLEETWOOD HOMES INVESTMENT, INC.

By:
Name:	Boyd. R. Plowman
Title:	Senior Vice President and Chief Financial Officer

FRC BORROWERS	FLEETWOOD RETAIL CORP.
FLEETWOOD RETAIL CORP. OF CALIFORNIA
FLEETWOOD RETAIL CORP. OF IDAHO
FLEETWOOD RETAIL CORP. OF KENTUCKY
FLEETWOOD RETAIL CORP. OF MISSISSIPPI
FLEETWOOD RETAIL CORP. OF NORTH CAROLINA
FLEETWOOD RETAIL CORP. OF OREGON
FLEETWOOD RETAIL CORP. OF VIRGINIA

By:
	Name:	Boyd R. Plowman
	Title:	Senior Vice President and Chief Financial Officer
GUARANTOR	FLEETWOOD ENTERPRISES, INC., as the Guarantor
By:
	Name:	Boyd R. Plowman
	Title:	Senior Vice President and Chief Financial Officer

BANK OF AMERICA, N.A., as the Agent and a Lender
By:
Name:
Title:

CITICORP USA, INC., as a Lender
By:
Name:
Title:

HELLER FINANCIAL, INC., as a Lender
By:
Name:
Title:

THE CIT GROUP/BUSINESS CREDIT, INC., as a Lender
By:
Name:
Title:

FOOTHILL CAPITAL CORPORATION, as a Lender
By:
Name:
Title:

GMAC COMMERCIAL CREDIT LLC, as a Lender
By:
Name:
Title:

CONSENT OF GUARANTORS

        Each of the undersigned is a Guarantor of the Obligations of the FMC Borrowers and/or FRC Borrowers under the Credit Agreement and hereby (a) consents to the foregoing Amendment, (b) acknowledges that notwithstanding the execution and delivery of the foregoing Amendment, the obligations of each of the undersigned Guarantors are not impaired or affected and the Guaranties continue in full force and effect, and (c) ratifies its Guaranty and each of the Loan Documents to which it is a party.

        IN WITNESS WHEREOF, each of the undersigned has executed and delivered this CONSENT OF GUARANTORS as of the    day of December, 2001.

FMC BORROWERS	FLEETWOOD HOLDINGS INC.
FLEETWOOD HOMES OF ARIZONA, INC.
FLEETWOOD HOMES OF CALIFORNIA, INC.
FLEETWOOD HOMES OF FLORIDA, INC.
FLEETWOOD HOMES OF GEORGIA, INC.
FLEETWOOD HOMES OF IDAHO, INC.
FLEETWOOD HOMES OF INDIANA, INC.
FLEETWOOD HOMES OF KENTUCKY, INC.
FLEETWOOD HOMES OF NORTH CAROLINA, INC.
FLEETWOOD HOMES OF OREGON, INC.
FLEETWOOD HOMES OF PENNSYLVANIA, INC.
FLEETWOOD HOMES OF TENNESSEE, INC.
FLEETWOOD HOMES OF TEXAS, L.P.
By: FLEETWOOD GENERAL PARTNER
OF TEXAS, INC., its General Partner
 FLEETWOOD HOMES OF VIRGINIA, INC.
FLEETWOOD HOMES OF WASHINGTON, INC.
FLEETWOOD MOTOR HOMES OF CALIFORNIA, INC.
FLEETWOOD MOTOR HOMES OF INDIANA, INC.
FLEETWOOD MOTOR HOMES OF PENNSYLVANIA, INC.
FLEETWOOD TRAVEL TRAILERS OF CALIFORNIA, INC.
FLEETWOOD TRAVEL TRAILERS OF INDIANA, INC.
FLEETWOOD TRAVEL TRAILERS OF KENTUCKY, INC.
FLEETWOOD TRAVEL TRAILERS OF MARYLAND, INC.
FLEETWOOD TRAVEL TRAILERS OF OHIO, INC.
FLEETWOOD TRAVEL TRAILERS OF OREGON, INC.
FLEETWOOD TRAVEL TRAILERS OF TEXAS, INC.
FLEETWOOD FOLDING TRAILERS, INC.
GOLD SHIELD, INC.
GOLD SHIELD OF INDIANA, INC.
HAUSER LAKE LUMBER OPERATION, INC.
CONTINENTAL LUMBER PRODUCTS, INC.
FLEETWOOD GENERAL PARTNER OF TEXAS, INC.
FLEETWOOD HOMES INVESTMENT, INC.

By:
Name:	Boyd R. Plowman
Title:	Senior Vice President and Chief Financial Officer

S-1

FRC BORROWERS	FLEETWOOD RETAIL CORP.
FLEETWOOD RETAIL CORP. OF CALIFORNIA
FLEETWOOD RETAIL CORP. OF IDAHO
FLEETWOOD RETAIL CORP. OF KENTUCKY
FLEETWOOD RETAIL CORP. OF MISSISSIPPI
FLEETWOOD RETAIL CORP. OF NORTH CAROLINA
FLEETWOOD RETAIL CORP. OF OREGON
FLEETWOOD RETAIL CORP. OF VIRGINIA

By:
Name:	Boyd R. Plowman
Title:	Senior Vice President and Chief Financial Officer
OTHER GUARANTORS	FLEETWOOD ENTERPRISES, INC. FLEETWOOD CANADA LTD. BUCKINGHAM DEVELOPMENT CO. FLEETWOOD INTERNATIONAL INC.

By:
Name:	Boyd R. Plowman
Title:	Senior Vice President and Chief Financial Officer

S-2

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  Exhibit 10.2
FORM OF THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT OF GUARANTORS
CONSENT OF GUARANTORS